                              [PHOTO APPEARS HERE]


                                  AIM ADVISOR
                                REAL ESTATE FUND



[AIM LOGO APPEARS HERE]           ANNUAL REPORT                DECEMBER 31, 1997

                              [PHOTO APPEARS HERE]


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Real Estate Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class C share performance reflects the 1% contingent deferred sales charge, which is applicable for 12 months following the date of each purchase. The performance of the Fund's Class A and Class C shares will differ due to differing fees and expenses.
o In 1997, the Fund paid distributions of $1.18 and $1.07 for Class A and Class C shares, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o Investing in a single sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o Standard & Poor's Corporation is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.





                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                         -----------------------------

                                  AIM ADVISOR
                                REAL ESTATE FUND

                           For shareholders who seek

                               high total return

                             on investment through

                            capital appreciation and

                            current income through a

                       portfolio invested primarily in

                        publicly traded securities of

                            companies related to the

                             real estate industry.

                         -----------------------------

                                                           The Chairman's Letter


                   Dear Fellow Shareholder:

                   1997 proved an eventful year in securities markets. The Dow
 [PHOTO OF         Jones Industrial Average reached its all-time high--and also
Charles T.         had its largest one-day point drop ever, though not its
  Bauer,           largest percentage drop. Volatility was unabated, and we
Chairman of        experienced the first 10% stock market correction in the
the Board of       U.S. since 1991.
 THE FUND              Never dull and occasionally unsettling, 1997 was also a
APPEARS HERE]      very good year for many investments. For an unprecedented
                   third year in a row, domestic equities rose more than 20%.
                   Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                       Market expectations performed an about-face during the
                   year. Worry about the inflationary potential of vigorous
economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
         An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
         In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
         First, from March 29 through April 4, the Securities and Exchange Commission (SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future. " The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
         The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
         Look for further information on both of these investor education events in the national and local press.
         We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman



                         -----------------------------

                         In uncertain times like these,

                           your financial consultant

                            remains your best source

                        for information on market trends

                               and for advice on

                          how to invest strategically

                            rather than emotionally.

                         -----------------------------

The Managers' Overview

REAL ESTATE POSTS SOLID RETURNS IN 1997

A roundtable discussion with the Fund management team for AIM Advisor Real Estate Fund about the fiscal year ended December 31, 1997.
--------------------------------------------------------------------------------
Q.  HOW DID AIM ADVISOR REAL ESTATE FUND PERFORM DURING THE FISCAL YEAR?

A. Despite one of the most volatile years for the market in recent memory, we are pleased to report the Fund's average annual total return was 19.78% for Class A shares and 18.88% for Class C shares for the fiscal year ended December 31, 1997. The Fund fell just short of the NAREIT Equity Index return of 20.26% but beat the Morgan Stanley REIT Index of 18.58% during the same period.

Q.  WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE FISCAL YEAR?

A. Although the Dow Jones Industrial Average (DJIA) soared to record heights in 1997, the market experienced two major declines, the first from mid-March to mid-April when the DJIA lost nearly 10% of its value. The initial selloff stemmed from concerns that inflation, the product of rapid economic growth, might accelerate and erode corporate profits. However, inflation was held in check and the market resumed its upward march at the end of April.
         The second and more dramatic of the two selloffs occurred from early August to late October as the DJIA lost 13.2% of its value, the first correction of the seven-year bull market (a correction is generally defined as a drop of 10% or more in the stock market). This particular correction was triggered by the currency devaluations in Southeast Asia and culminated on October 27, when the DJIA fell 554 points, or 7.2%, in a single day.

Q.  WAS THE FUND AFFECTED BY THE MARKET TURMOIL IN ASIA?

A. Yes, but we are pleased to say the Fund was affected in a positive manner. Anxious investors who were concerned about the financial uncertainty in the Far East turned to dividend-paying stocks such as REITs in the face of declining interest rates and increased stock market volatility. This shift in market sentiment towards REITs helped the Fund's overall return.

Q. WHAT SECTORS OF THE REAL ESTATE MARKET PARTICULARLY INFLUENCED THE FUND'S PERFORMANCE?

A. The Fund's performance was helped by our overweighted positions in the hotel, office, and office/industrial mixed property sectors. Those three sectors returned 30%, 29%, and 28%, respectively, during the reporting period. We believe that the strong office fundamentals can be best realized by industrial/office mixed companies due to their better valuations compared to the rest of the market. Furthermore, we feel that upscale hotels still have strong fundamentals, and hotel companies that also own full-service hotels have significant competitive advantages. Additionally, we favor hotel companies that add value through renovations of existing properties.
            While the returns in these sectors have been very strong and the REIT market has grown extensively in 1997, REITs still own less than 15% of all commercial real estate in the United States. As a result, we expect to see significant REIT industry growth to continue for the near future.

Q.  WHAT ARE THE DRIVING FORCES BEHIND THE EXPLOSION IN THE REIT
    MARKETPLACE?

A. As office rental rates and property values continue to recover from the overbuilding of the late 1980s, many office building firms have elected to recapitalize their companies through an initial public offering (IPO) of shares and the election of REIT status, greatly increasing the number of players in the REIT marketplace. The number of IPOs among office REITs in 1997 expanded the office REIT property sector from 11% to 20% of the total REIT industry capitalization last year alone. During the fiscal year, almost 70% of all REIT IPO activity involved companies that own and operate office buildings. Many of these companies have attractive earnings, making them good candidates for investment.

Q.  WERE THERE A LOT OF MERGERS IN THE REIT ARENA LAST YEAR?

A. Yes, especially in the fourth quarter. Starwood Lodging Trust, which is among the Fund's top 10 holdings, tendered for acquisition the shares of ITT/Sheraton for $10 billion, an exceptional sum by industry standards. Highwoods Properties, Inc., another of the Fund's top holdings, purchased J.C. Nichols, a private office entity, for $570 million. We expect to continue to see more acquisitions in the near future. These transactions, combined with the record numbers of dollars involved, provides further evidence that the REIT format has become a preferred vehicle for owning real estate in the United States.

        See important fund and index disclosures inside front cover.


                         -----------------------------

                                The REIT format

                         has become a preferred vehicle

                             for owning real estate

                             in the United States.

                         -----------------------------

PORTFOLIO COMPOSITION

As of 12/31/97, based on total net assets


====================================================================================================================================
TOP 10 HOLDINGS                                                                 INDUSTRY BREAKDOWN
------------------------------------------------------------------------------------------------------------------------------------
         1.      Tower Realty Trust, Inc.                       3.79%                   FINANCIAL (DIVERSIFIED)          2.11%
         2.      Patriot American Hospitality, Inc.             3.76
         3.      Equity Residential Properties Trust            3.64
         4.      Equity Office Properties Trust                 3.59                    LAND DEVELOPMENT                  4.97%
         5.      Cali Realty Corp.                              3.39
         6.      Essex Property Trust, Inc.                     3.13                    CASH/OTHER                        6.76%
         7.      Starwood Lodging Trust                         3.11
         8.      Highwoods Properties, Inc.                     2.91
         9.      American General Hospitality Corp.             2.90                    REAL ESTATE
         10.     CBL & Associates Properties, Inc.              2.87                    INVESTMENT TRUSTS                86.16%

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
====================================================================================================================================

Q.  WHAT CHANGES IN THE PORTFOLIO HAVE YOU MADE RECENTLY?

A. We opted to trim some of our exposure in hotels and purchased several new public companies, including Tower Realty Trust, Inc., Prime Group Realty Trust and American Residential Investment Trust Inc. We believe that these companies were offered at substantially attractive valuations relative to their peers. We primarily took profits to pay for these purchases.
            We continue to maintain the investment strategy of holding a broadly diversified portfolio with some exposure to all of the major REIT property sectors. Our focus continues to be to invest in companies with solid growth prospects that trade at valuations more attractive than their peer groups. These companies will tend to be more liquid than the average company in the universe and will tend to have a more secure dividend.

Q.  DO YOU SEE ANY BENEFITS TO THE INDUSTRY FROM TO THE NEW TAX BILL?

A. REITs will have greater financial and operating flexibility due to the Taxpayer Relief Act of 1997 passed in August. The act eliminated the less than 30% of gross income test, which mandated that properties sold that were held for less than four years must make up less than 30% of a REIT's gross income. Eliminating this requirement will allow REITs that purchase portfolios of properties to have more flexibility in selling some assets obtained in the acquisition of multiple assets. This change also should make REITs generally more active in "pruning" their portfolios.
            The second favorable change from the new tax law is the institution of a $25,000 fine for REITs that for certain reasons have missed requirements for REIT status. Previously, the law stated that REIT status would be taken away, occasionally putting some REITs at risk due to technical violations. That is no longer the case.

Q.  WHAT IS YOUR OUTLOOK FOR REITS IN THE NEAR FUTURE?

A. We expect REITs to continue its expansion. Not only are we seeing new companies with strong fundamentals enter the REIT marketplace, but long-time real estate companies are adopting the REIT structure as well. REIT performance expectations continue to be derived from both internal growth from existing owned properties and external growth from new acquisitions, with roughly half of the overall growth in cash flow coming from each portion. We think that the market will continue to expand, offering opportunities for long-term investors. Over the upcoming year the consensus view is that earnings growth per share for the average REIT to remain favorable, in the range of 11-12% for the year.
            Perhaps more important, though, is the fact that the economic fundamentals in the U.S. remain sound: inflation is low, corporate profits are healthy, and the economy is growing at a manageable pace. These are very favorable economic conditions for equities of all types. The markets almost undoubtedly will remain volatile, though, and investors are encouraged to focus on their long-term goals rather than short-term fluctuations in the markets.

PORTFOLIO COMPOSITION

As of 12/31/97, based on total net assets

================================================================================
PROPERTY TYPE DIVERSIFICATION
--------------------------------------------------------------------------------
                                                                SELF-STORAGE 3%

MORTGAGE BACKED                                                 INDUSTRIAL/
SECURITIES 3%                                                   OFFICE MIXED
                                                                9%

OTHER 10%                                                       OFFICE 21%

DIVERSIFIED 5%

INDUSTRIAL 6%

RESIDENTIAL 14%

RETAIL 14%

HOTEL 15%
================================================================================

          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM ADVISOR REAL ESTATE FUND VS. BENCHMARK INDEXES

The chart below compares your Fund's Class C shares to benchmark indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed; therefore, there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. In addition, it is worth noting that the S&P 500 represents large company stocks only; whereas AIM Advisor Real Estate Fund is invested primarily in real estate investment trust (REIT) securities that produce much of their returns through current income in the form of yields. An index of REITs, such as the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, includes all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System, regardless of management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

GROWTH OF A $10,000 INVESTMENT

5/1/95 - 12/31/97

====================================================================================================================================
                ADVISOR REAL ESTATE, C SHARES           NAREIT EQUITY RETURNS           S&PS 500 STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
5/1/95          $10,000                                 $10,000                         $10,000

6/30/95          10,195                                  10,159                          10,663

9/30/95          10,564                                  10,638                          11,508

12/31/95         10,912                                  11,078                          12,198

3/31/96          11,078                                  11,330                          12,852

6/30/96          11,482                                  11,834                          13,428

9/30/96          12,471                                  12,609                          13,839

12/31/96         14,888                                  14,985                          14,992

3/31/97          14,880                                  15,090                          15,396

6/30/97          15,545                                  15,840                          18,078

9/30/97          17,795                                  17,712                          19,430

12/31/97         17,699                                  18,787                          19,986

====================================================================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including applicable sales charges

CLASS C SHARES

         Inception (5/1/97)       23.86%
         1 Year                   17.88

CLASS A SHARES

         1 Year                   14.11%*

* 19.78% excluding sales charge
================================================================================

Sources: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class A shares will differ from that of Class C shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS-93.24%

DIVERSIFIED-5.44%

Cadillac Fairview Corp. (Canada)(a)       20,800   $   488,800
--------------------------------------------------------------
Catellus Development Corp.(a)             58,300     1,166,000
--------------------------------------------------------------
Security Capital U.S. Realty
  (Luxembourg)(a)                         74,800     1,062,160
--------------------------------------------------------------
TrizecHahn Corp. (Canada)                 24,700       572,730
--------------------------------------------------------------
                                                     3,289,690
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.11%

Amresco, Inc.(a)                          42,200     1,276,550
--------------------------------------------------------------
HEALTHCARE (DIVERSIFIED)-0.23%
Healthcare Realty Trust, Inc.              4,800       138,900
--------------------------------------------------------------
INDUSTRIAL PROPERTIES-5.62%
EastGroup Properties, Inc.                45,400       981,775
--------------------------------------------------------------
First Industrial Realty Trust, Inc.       32,300     1,166,838
--------------------------------------------------------------
Weeks Corp.                               38,900     1,244,800
--------------------------------------------------------------
                                                     3,393,413
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-9.14%

Bedford Property Investors, Inc.          45,800     1,001,875
--------------------------------------------------------------
Liberty Property Trust                    53,450     1,526,666
--------------------------------------------------------------
Prentiss Properties Trust                 58,900     1,645,519
--------------------------------------------------------------
TriNet Corporate Realty Trust, Inc.       34,900     1,350,193
--------------------------------------------------------------
                                                     5,524,253
--------------------------------------------------------------

LODGING-HOTELS-15.07%

American General Hospitality Corp.        65,600     1,754,800
--------------------------------------------------------------
FelCor Suite Hotels, Inc.                 37,700     1,338,350
--------------------------------------------------------------
Hospitality Properties Trust              16,300       535,863
--------------------------------------------------------------
Patriot American Hospitality, Inc.        78,770     2,269,561
--------------------------------------------------------------
Starwood Lodging Trust                    32,500     1,880,938
--------------------------------------------------------------
Sunstone Hotel Investors, Inc.            77,100     1,329,975
--------------------------------------------------------------
                                                     9,109,487
--------------------------------------------------------------

MORTGAGE BACKED SECURITIES-3.32%

American Residential Investment
  Trust, Inc.                             31,000       368,125
--------------------------------------------------------------
CRIIMI MAE, Inc.                          73,200     1,098,000
--------------------------------------------------------------
Imperial Credit Mortgage Holdings         30,300       541,613
--------------------------------------------------------------
                                                     2,007,738
--------------------------------------------------------------

OFFICE PROPERTIES-20.89%

Arden Realty Group, Inc.                  47,100     1,448,325
--------------------------------------------------------------
Cali Realty Corp.                         50,000     2,050,000
--------------------------------------------------------------
Equity Office Properties Trust            68,816     2,172,005
--------------------------------------------------------------
Highwoods Properties, Inc.                47,350     1,760,828
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
OFFICE PROPERTIES-(CONTINUED)

Kilroy Realty Corp.                       38,700   $ 1,112,625
--------------------------------------------------------------
Parkway Properties, Inc.                  22,700       778,894
--------------------------------------------------------------
Prime Group Realty Trust                  50,000     1,012,500
--------------------------------------------------------------
Tower Realty Trust, Inc.                  93,100     2,292,588
--------------------------------------------------------------
                                                    12,627,765
--------------------------------------------------------------

REGIONAL MALLS-5.75%

CBL & Associates Properties, Inc.         70,250     1,734,297
--------------------------------------------------------------
General Growth Properties                 22,000       794,750
--------------------------------------------------------------
Simon DeBartolo Group, Inc.               28,900       944,669
--------------------------------------------------------------
                                                     3,473,716
--------------------------------------------------------------

RESIDENTIAL PROPERTIES-14.46%

Apartment Investment & Management Co.     34,100     1,253,174
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    15,000       532,500
--------------------------------------------------------------
Equity Residential Properties Trust       43,500     2,199,469
--------------------------------------------------------------
Essex Property Trust, Inc.                54,000     1,890,000
--------------------------------------------------------------
Gables Residential Trust                  37,350     1,031,794
--------------------------------------------------------------
Merry Land & Investment Co., Inc.         33,300       761,737
--------------------------------------------------------------
Oasis Residential, Inc.                   48,000     1,071,000
--------------------------------------------------------------
                                                     8,739,674
--------------------------------------------------------------

SELF-STORAGE-2.74%

Public Storage, Inc.                      25,000       734,374
--------------------------------------------------------------
Shurgard Storage Centers, Inc.            31,850       923,650
--------------------------------------------------------------
                                                     1,658,024
--------------------------------------------------------------

SHOPPING CENTERS-8.47%

Excel Realty Trust, Inc.                  18,700       589,050
--------------------------------------------------------------
JDN Realty Corp.                          45,000     1,456,875
--------------------------------------------------------------
Kimco Realty Corp.                        25,350       893,587
--------------------------------------------------------------
Pan Pacific Retail Properties, Inc.       23,500       502,313
--------------------------------------------------------------
Price REIT, Inc.                          22,100       904,719
--------------------------------------------------------------
Vornado Realty Trust                      16,400       769,775
--------------------------------------------------------------
                                                     5,116,319
--------------------------------------------------------------
    Total Common Stocks                             56,355,529
--------------------------------------------------------------

                                       PRINCIPAL
                                        AMOUNT
REPURCHASE AGREEMENT-6.48%(b)

Smith Barney, Inc. 6.75%(c)            $3,915,909    3,915,909
--------------------------------------------------------------
TOTAL INVESTMENTS-99.72%                            60,271,438
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.28%                    168,963
--------------------------------------------------------------
NET ASSETS-100.00%                                 $60,440,401
==============================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875% due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $53,901,066)                               $ 60,271,438
---------------------------------------------------------
Receivables for:
  Investments sold                                 14,469
---------------------------------------------------------
  Capital stock sold                              387,536
---------------------------------------------------------
  Interest and dividends                          386,326
---------------------------------------------------------
Investment for deferred compensation plan           1,949
---------------------------------------------------------
Other assets                                        2,871
---------------------------------------------------------
    Total assets                               61,064,589
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           432,665
---------------------------------------------------------
  Capital stock reacquired                         13,173
---------------------------------------------------------
  Deferred compensation plan                        1,949
---------------------------------------------------------
Accrued advisory fees                              42,944
---------------------------------------------------------
Accrued operating services fees                    21,472
---------------------------------------------------------
Accrued distribution fees                         110,853
---------------------------------------------------------
Accrued directors' fees and expenses                1,132
---------------------------------------------------------
    Total liabilities                             624,188
---------------------------------------------------------
Net assets applicable to shares outstanding  $ 60,440,401
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 16,506,836
---------------------------------------------------------
Class C                                      $ 43,933,565
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE

Class A
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,048,908
=========================================================
Class C
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   2,791,898
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      15.74
=========================================================
  Offering price per share:
    (Net asset value of $15.74
    divided by 95.25%)                       $      16.52
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      15.74
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                     $   100,792
--------------------------------------------------------
Dividends                                      1,643,046
--------------------------------------------------------
    Total investment income                    1,743,838
--------------------------------------------------------

EXPENSES:

Advisory fees                                    319,754
--------------------------------------------------------
Operating services fees                          158,068
--------------------------------------------------------
Distribution fees-Class A                         12,123
--------------------------------------------------------
Distribution fees-Class C                        320,877
--------------------------------------------------------
Directors' fees and expenses                       5,659
--------------------------------------------------------
    Total expenses                               816,481
--------------------------------------------------------
Less: Fees waived by distributor                  (3,511)
--------------------------------------------------------
    Net expenses                                 812,970
--------------------------------------------------------
Net investment income                            930,868
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   3,781,061
--------------------------------------------------------
Net unrealized appreciation on investment
  securities                                   1,996,379
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 6,708,308
========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                 1997          1996
                                                              -----------   -----------
OPERATIONS:

  Net investment income                                       $   930,868   $   364,733
---------------------------------------------------------------------------------------
  Net realized gain from investment securities                  3,781,061       177,126
---------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              1,996,379     4,153,030
---------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        6,708,308     4,694,889
---------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (138,336)           --
---------------------------------------------------------------------------------------
  Class C                                                        (755,032)     (332,659)
---------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (609,759)           --
---------------------------------------------------------------------------------------
  Class C                                                      (1,923,812)     (134,173)
---------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      16,620,595            --
---------------------------------------------------------------------------------------
  Class C                                                      19,971,956    10,773,564
---------------------------------------------------------------------------------------
    Net increase in net assets                                 39,873,920    15,001,621
---------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          20,566,481     5,564,860
---------------------------------------------------------------------------------------
  End of period                                               $60,440,401   $20,566,481
---------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $52,709,732   $16,117,181
---------------------------------------------------------------------------------------
  Undistributed net investment income                              72,384        34,884
---------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities                                                  1,287,912        40,422
---------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              6,370,373     4,373,994
---------------------------------------------------------------------------------------
                                                              $60,440,401   $20,566,481
---------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund", formerly INVESCO Advisor Real Estate Portfolio) is a series portfolio of AIM Advisor Funds, Inc. (the "Company" formerly, INVESCO Advisor Funds, Inc.). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven diversified portfolios. The Fund currently offers two different classes of shares: Class A shares and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Realty Advisors, Inc. ("IRAI") whereby AIM pays IRAI an annual rate of 0.35% of the Fund's average daily net assets on the first $100 million and 0.25% of the Fund's average daily net assets in excess of $100 million. Prior to August 4, 1997, the Company had an investment advisory agreement with INVESCO Services, Inc. ("ISI") to serve as the Fund's investment advisor. Under the terms of the prior investment agreement, the Fund paid ISI an advisory fee equal to an annual rate of 0.90% of the average daily net assets of the Fund. Under the terms of the prior sub-advisory agreement between ISI and IRAI, ISI paid IRAI a sub-advisory fee equal to an annual rate of 0.35% of the Fund's average daily net assets on the first $100 million and 0.25% on the Fund's average daily net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of average daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the period August 4, 1997 to December 31, 1997, AIM was paid $84,332 for such services. Prior to August 4, 1997, the Company had an operating services agreement with ISI whereby the Fund paid ISI an annual rate of 0.45% of average daily net assets of the Fund. During the period January 1, 1997 through August 3, 1997, the Fund paid ISI $73,736.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class C shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and the Fund's Class C shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at a maximum annual rate of 0.35% of the average daily net assets attributable to the Class A shares. AIM has voluntarily agreed to limit the Plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Plan, pays AIM Distributors a maximum annual rate of 1.00% of the Fund's average daily net assets attributable to the Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A and C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the period August 4, 1997 to December 31, 1997, the Class A and Class C shares paid AIM Distributors $7,467 and $161,592, respectively, as compensation under the Plan. During the year ended December 31, 1997, AIM Distributors and ISI waived fees of $3,511 for the Class A shares. Prior to August 4, 1997, the Fund entered into a distribution plan with ISI in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. During the period January 1, 1997 to August 3, 1997, the Class A and Class C shares paid ISI $1,145 and $159,285, respectively, as compensation under the Plan.
  AIM Distributors received commissions of $54,138 from sales of Class A shares of the Fund during the period August 4, 1997 to December 31, 1997. ISI received commissions of $1,424 from sales of Class A shares of the Fund during the period January 1, 1997 through August 3, 1997. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period August 4, 1997 to December 31, 1997, AIM Distributors received commissions of $2,643 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors. During the period January 1, 1997 through August 3, 1997, ISI received commissions of $1,935 in contingent deferred sales charges imposed on redemptions of shares.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $1 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C.
  During the period August 4, 1997 to December 31, 1997, the Fund paid legal fees of $582 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $50,874,677 and $19,383,820, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 is as follows:

Aggregate unrealized appreciation of investment securities  $6,889,219
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                              (518,847)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                       $6,370,372
=============================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                1997                     1996
                       -----------------------   ---------------------
                        SHARES       AMOUNT      SHARES      AMOUNT
                       ---------   -----------   -------   -----------
Sold:
  Class A**            1,054,003   $16,739,222        --   $        --
----------------------------------------------------------------------
  Class C              1,421,288    21,204,369   943,712    10,888,988
----------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A**               47,730       725,852        --            --
----------------------------------------------------------------------
  Class C                162,326     2,458,661    34,412       421,963
----------------------------------------------------------------------
Reacquired:
  Class A**              (52,825)     (844,479)       --            --
----------------------------------------------------------------------
  Class C               (240,812)   (3,691,074)  (46,444)     (537,387)
----------------------------------------------------------------------
                       2,391,710   $36,592,551   931,680   $10,773,564
======================================================================

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class A shares commenced operations on January 1, 1997.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended December 31, 1997 and a share of Class C capital stock outstanding during each of the years in the two-year period ended December 31, 1997 and the period May 1, 1995 (date operations commenced) through December 31, 1995.(a)

                                                               1997(B)
                                                              ----------
CLASS A:
Net asset value, beginning of period                          $    14.19
------------------------------------------------------------  ----------
Income from investment operations:
  Net investment income                                             0.34(c)
------------------------------------------------------------  ----------
  Net gains on securities (both realized and unrealized)            2.39
------------------------------------------------------------  ----------
    Total from investment operations                                2.73
------------------------------------------------------------  ----------
Less distributions:
  Dividends from net investment income                             (0.44)
------------------------------------------------------------  ----------
  Distributions from capital gains                                 (0.74)
------------------------------------------------------------  ----------
    Total distributions                                            (1.18)
------------------------------------------------------------  ----------
Net asset value, end of period                                $    15.74
============================================================  ==========
Total return(d)                                                    19.78%
============================================================  ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   16,507
============================================================  ==========
Ratio of expenses to average net assets(e)                          1.60%(f)
============================================================  ==========
Ratio of net investment income to average net assets(g)             3.26%(f)
============================================================  ==========
Portfolio turnover rate                                               57%
============================================================  ==========
Average brokerage commission rate(h)                          $   0.0584
============================================================  ==========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct sales charges.

(e) After fee waivers. The ratio of expenses to average net assets prior to fee waivers was 1.70%.

(f) Ratios are based on average net assets of $3,510,793.

(g) After fee waivers. The ratio of net investment income to average net assets prior to fee waivers was 3.16%.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.


                                                              1997(B)        1996       1995
                                                              --------     --------   --------
CLASS C:(A)
Net asset value, beginning of period                          $  14.19     $  10.76   $  10.00
------------------------------------------------------------  --------     --------   --------
Income from investment operations:
  Net investment income                                           0.36(c)      0.33       0.16
------------------------------------------------------------  --------     --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.26         3.51       0.75
------------------------------------------------------------  --------     --------   --------
    Total from investment operations                              2.62         3.84       0.91
------------------------------------------------------------  --------     --------   --------
Less distributions:
  Dividends from net investment income                           (0.33)       (0.31)     (0.15)
------------------------------------------------------------  --------     --------   --------
  Distributions from capital gains                               (0.74)       (0.10)        --
------------------------------------------------------------  --------     --------   --------
    Total distributions                                          (1.07)       (0.41)     (0.15)
------------------------------------------------------------  --------     --------   --------
Net asset value, end of period                                $  15.74     $  14.19   $  10.76
============================================================  ========     ========   ========
Total return(d)                                                  18.88%       36.43%      9.12%
============================================================  ========     ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 43,934     $ 20,566   $  5,565
============================================================  ========     ========   ========
Ratio of expenses to average net assets                           2.35%(e)     2.40%      2.40%(f)
============================================================  ========     ========   ========
Ratio of net investment income to average net assets              2.54%(e)     3.21%      4.68%(f)
============================================================  ========     ========   ========
Portfolio turnover rate                                             57%          25%         7%
============================================================  ========     ========   ========
Average brokerage commission rate(g)                          $ 0.0584     $ 0.0601        N/A
============================================================  ========     ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.

(e) Ratios are based on average net assets of $32,160,457.

(f) Annualized.

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Directors and Shareholders of the AIM Advisor Funds, Inc.:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Advisor Real Estate Fund, one of the portfolios of the AIM Advisor Funds, Inc. (hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

                       PRICE WATERHOUSE LLP

                       Denver, Colorado
                       February 5, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                                11 Greenway Plaza
Chairman                                    Chairman                                        Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                       INVESTMENT ADVISOR
Director
Ace Limited;                                John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                          Carol F. Relihan                                Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                           INVESCO Realty Advisors, Inc.
                                                                                            One Lincoln Center
Jack Fields                                 Dana R. Sutton                                  Suite 1200
Chief Executive Officer                     Vice President and Assistant Treasurer          5400 LBJ Freeway /LB-2
Texana Global, Inc.;                                                                         Dallas, TX 75240
Formerly Member of the                      Robert G. Alley
U.S. House of Representatives               Vice President                                  TRANSFER AGENT

Carl Frischling                             Stuart W. Coco                                  A I M Fund Services, Inc.
Partner                                     Vice President                                  P.O. Box 4739
Kramer, Levin, Naftalis & Frankel                                                           Houston, TX 77210-4739
                                            Melville B. Cox
Robert H. Graham                            Vice President                                  CUSTODIAN
President and Chief Executive Officer
A I M Management Group Inc.                 Karen Dunn Kelly                                State Street Bank and Trust Company
                                            Vice President                                  225 Franklin Street
John F. Kroeger                                                                             Boston, MA 02110
Formerly Consultant                         Jonathan C. Schoolar
Wendell & Stockel Associates, Inc.          Vice President                                  COUNSEL TO THE FUND

Lewis F. Pennock                            P. Michelle Grace                               Ballard Spahr
Attorney                                    Assistant Secretary                             Andrews & Ingersoll
                                                                                            1735 Market Street
Ian W. Robinson                             Nancy L. Martin                                 Philadelphia, PA 19103
Consultant; Formerly Executive              Assistant Secretary
Vice President and                                                                          COUNSEL TO THE DIRECTORS
Chief Financial Officer                     Ofelia M. Mayo
Bell Atlantic Management                    Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Services, Inc.                                                                              919 Third Avenue
                                            Lisa A. Moss                                    New York, NY 10022
Louis S. Sklar                              Assistant Secretary
Executive Vice President                                                                    DISTRIBUTOR
Hines Interests                             Kathleen J. Pflueger
Limited Partnership                         Assistant Secretary                             A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                            Samuel D. Sirko                                 Suite 100
                                            Assistant Secretary                             Houston, TX 77046

                                            Stephen I. Winer                                AUDITORS
                                            Assistant Secretary
                                                                                            Price Waterhouse LLP
                                            Mary J. Benson                                  950 Seventeenth Street
                                            Assistant Treasurer                             Denver, CO 80202




REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Real Estate Fund Class A and Class C shares paid ordinary dividends in the amount of $0.7821 and $0.6709 per share, respectively, during the Fund's tax year ended December 31, 1997. Of these amounts, 0% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.4005 per share for Class A and Class C shares during the Fund's tax year ended December 31, 1997. Of this amount, 63.46% is 20% rate gain.

                           HOW AIM MAKES INVESTING
                                 EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge.
    Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                           -------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                           -------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
A I M Management Group Inc. has provided leadership in the             AIM Intermediate Government Fund
mutual fund industry since 1976 and manages approximately              AIM Limited Maturity Treasury Fund
$83 billion in assets for more than 3.7 million shareholders,          AIM Money Market Fund
including individual investors, corporate clients, and financial       AIM Tax-Exempt Cash Fund
institutions as of December 31, 1997. The AIM Family of
Funds--Registered Trademark-- is distributed nationwide, and           *AIM Aggressive Growth Fund was closed to new investors on
AIM today ranks among the nation's top 15 mutual fund                  June 5, 1997.  For more complete information about any AIM
companies in assets under management, according to Lipper              Fund(s), including sales charges and expenses, ask your
Analytical Services, Inc.                                              financial consultant or securities dealer for a free
                                                                       prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.

                                                                           INVEST WITH DISCIPLINE-SM-








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